Exhibit 99.2
3rd Quarter Fiscal 2009 Financial Results Conference Call Thursday, August 6, 2009 4:30 p.m. ET

Safe Harbor Statement & Non-GAAP Financial Measures "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/08 The Company assumes no obligation to update the information in this presentation. Financial information in this presentation is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to- period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the reconciliations to GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

Beyond the Trough $millions Q2 Q3 Change Revenues $ 37.3 $ 43.9 $ 6.6 Gross Profit (Loss) (3.7) 4.0 7.7 Research & Development 7.7 7.5 0.2 SG&A, continuing 21.6 18.8 2.8 Equity investigation 3.6 0.8 2.8 Operating Loss before Special Charges ($ 36.5) ($ 23.1) $ 13.4

Semiconductor OEMs lead the way Late quarter pick-up in service and spares revenues $millions Q3 FY08 Q2 FY09 Q3 FY09 9 Semiconductor OEM's $ 53.6 $ 8.5 $ 13.2 Other customers 70.4 28.8 30.7 Total $ 124.0 $37.3 $ 43.9 Semiconductor 72% 65% 70% Industrial 10% 19% 14% Other markets 18% 16% 16%

Q3 reflects initial market rebound and continuing benefits of restructuring program 2nd Quarter Fiscal 2009 $ 37.3 ($ 36.5) Product revenue growth 5.6 5.0 Service revenue growth 1.0 0.7 Lower intangible asset amortization 3.5 Additional Instrumentation R&D investment (0.3) Lower operating expense spend 1.7 Lower equity investigation expenses 2.8 3rd Quarter Fiscal 2009 $ 43.9 ($ 23.1) Revenues Profits before Special Charges

Continued Improvement in Adjusted EBITDA Revenues 73.4 37.3 43.9 Adjusted EBITDA -20.3 -26.7 -17.2 Q1 Q2 Q3

Limited Special charges impact on GAAP Net Income $ millions Q2 Q3 Comments on Sequential Trends Operating loss before Special Charges ($ 36.5) ($ 23.1) Special charges (116.4) (2.7) Restructuring related expenses in Q3 Interest income, net 0.6 0.5 Other expense (0.1) 0.1 Foreign currency fluctuations Income tax provision (0.2) (0.1) Non- cash tax provisions Minorities & joint ventures 0.1 (0.4) Japanese JVs incur small losses Net loss from Continuing Operations ($ 152.5) ($ 25.7)

Cash utilization greatly reduced Adjusted EBITDA ($ 17.2) Restructuring cash flow (5.4) Net Interest income 0.5 Change in assets and other 6.1 Cash flow from Continuing Operations (16.0) Capital Expenditures (1.8) Currency and other 2.0 Net Change in Cash and Marketable Investments ($ 15.8) A reconciliation of Adjusted EBITDA to Brooks' Net Loss is included in the earnings release issued on August 6, 2009 $ millions

Critical Balance Sheet accounts $ millions March 2009 June 2009 Comments on Sequential Trends Cash and Marketable Securities 130.2 114.4 Accounts receivable, net 25.6 28.1 DSO improves by 4 days Inventories, net 98.5 91.4 Gross inventory reduction of $8.1 million Accounts payable (16.1) (15.7) DPO moved back out 5 days Accrued restructuring costs (current and long term) (14.5) (10.7)

Critical Solutions Segment $ millions Q2 Q3 Comments on Sequential Trends Revenues $17.2 $16.8 Continued difficulties in industrial markets Gross Profit before amortization & special charges 0.9 1.3 Full quarter impacts of 2nd quarter restructuring activities GAAP Gross Profit (0.1) 0.9 Still carrying surplus capacity costs Operating Expenses 13.0 13.4 Increased R&D driven by instrumentation products Segment Operating Loss ($13.1) ($12.5)

Systems Solutions Segment $ millions Q2 Q3 Comments on Sequential Trends Revenues $8.2 $14.2 72% growth led by Extended Factory products Gross Loss before amortization & special charges (3.6) 1.1 Volume drop through and benefits of 2nd quarter restructuring activities GAAP Gross Profit (Loss) (5.9) 1.1 Still carrying surplus capacity costs Operating Expenses 9.3 7.4 Segment Operating Loss ($15.2) ( $6.3)

Global Customer Operations $ millions Q2 Q3 Comments on Sequential Trends Revenues $11.8 $12.8 9% growth - back end loaded Gross Profit before amortization & special charges 1.4 2.1 Strong variable contribution and benefits of restructuring actions GAAP Gross Profit (Loss) (1.3) 2.0 Reduced intangibles amortization impact Operating Expenses 5.0 5.0 Segment Operating Loss ($6.3) ( $3.0)

Narrowing breakeven gap Q4 FY07 Q1 FY08 Q2 FY08 Q3 FY08 Q4 FY08 Q1 FY09 Q2 FY09 Q3 FY09 Revenues 166.5 147.8 147.6 124 106.9 73.4 37.3 44.3 Breakeven 159.2 146.2 150.7 143.3 125.5 131.6 99.5 93 Adj EBITDA Breakeven 132.8 120.9 124 120.5 102.9 110.1 80 78 Q U A R T E R L Y $ M I L L I O N S

Looking Forward Internal plans for at least 25% revenue growth for the September quarter Profits drop through at least at model levels Inventories continue to reduce through the recovery Cash utilization closing in on breakeven

Q3 Fiscal 2009 Financial Results Conference Call Thursday, August 6, 2009 4:30 p.m. ET